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                                                                    Exhibit 23


                CONSENT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS


We consent to the use of our report on the financial statements of FutureOne, Inc. dated December 29, 1999 in this Form 10-KSB of FutureOne, Inc.



                                                           /s/ ERNST & YOUNG LLP


Phoenix, Arizona

January 13, 2000